FOURTH QUARTER 2016 EARNINGS PRESENTATION JANUARY 19, 2017 Exhibit 99.2

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

2016 HIGHLIGHTS Balance Sheet Management  Loans reached $20 billion at year end; full year margin of 2.80%  Average loans were up $1.4 billion, or 8% from 2015  Average deposits were up $1.1 billion, or 6% from 2015 Fee Businesses  Capital markets increased significantly year over year  Mortgage banking increased 18% year over year  Insurance commissions increased 7% year over year Expense Management  Efficiency ratio improved for the fifth consecutive year  Expenses in-line with guidance, excluding severance Capital Management  Return on average common equity Tier 1 (CET1) of 9.9%  Dividend payout ratio of 35%  CET1 ratio of 9.5% at year end 2 Growing Revenues Stabilizing Margin Improving Efficiency Expanding Bottom Line 2016: Net income available to common equity of $191 million, or $1.26 per common share 4Q 2016: Net income available to common equity of $52 million, or $0.34 per common share

($148) ($82) ($19) $76 $218 $233 $502 $618 $1.8 $1.6 $1.5 $1.5 $1.4 $4.4 $4.6 $4.9 $5.5 $6.2 $3.4 $3.7 $4.0 $4.2 $4.7 $5.1 $5.8 $6.5 $7.0 $7.4 2012 2013 2014 2015 2016 Home equity & Other consumer Residential mortgage Commercial real estate Commercial & business CRE Investor 18% Construction 6% Commercial & business 38% Residential mortgage 31% Home equity 5% Other consumer 2% LOAN PORTFOLIO – ANNUAL TRENDS $19.7 $16.8 $18.3 $15.7 $14.7 Average Net Loan Change (from 2015) Loan Mix – 2016 (Average) Average Annual Loans ($ in billions) ($ in millions) Total Commercial & Business +5% Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT General commercial Oil and Gas 3

CRE Investor 18% Construction 7% Commercial & business 37% Residential mortgage 31% Home equity 5% Other consumer 2% ($ in millions) $1.4 $1.4 $1.4 $1.4 $1.3 $5.8 $5.9 $6.1 $6.3 $6.3 $4.4 $4.5 $4.7 $4.9 $4.9 $6.9 $7.1 $7.5 $7.6 $7.4 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Home equity & Other consumer Residential mortgage Commercial real estate Commercial & business ($202) ($57) ($26) ($18) $44 $59 $61 $63 LOAN PORTFOLIO – QUARTERLY TRENDS Average Net Loan Change (from 3Q 2016) Loan Mix – 4Q 2016 (Average) Average Quarterly Loans $18.5 Total Commercial & Business -2% $18.9 $19.6 $20.1 Home equity & Other consumer Commercial real estate Residential mortgage Power & Utilities Mortgage warehouse REIT ($ in billions) General commercial Oil and Gas $20.0 4

$2.2 $1.8 $1.6 $1.6 $1.6 $1.1 $1.2 $1.2 $1.3 $1.4 $6.1 $7.3 $7.6 $9.2 $9.1 $2.1 $2.8 $3.0 $3.2 $3.8 $3.9 $4.2 $4.2 $4.5 $5.1 2012 2013 2014 2015 2016 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand DEPOSIT PORTFOLIO – ANNUAL TRENDS Cumulative Growth from 2012 Average Annual Deposits ($ in billions) $21.0 5 $19.9 $1,174 $1,465 $3,062 $2,979 $679 $835 $1,053 $1,642 $300 $263 $593 $1,157 2013 2014 2015 2016 Money market Interest-bearing demand Noninterest-bearing demand ($ in millions) $17.6 $17.4 $15.6

$1.6 $1.6 $1.5 $1.6 $1.6 $1.4 $1.4 $1.4 $1.4 $1.5 $9.5 $9.4 $8.7 $9.1 $9.3 $3.2 $3.2 $3.6 $4.2 $4.1 $5.0 $5.0 $5.0 $5.2 $5.3 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Time deposits Savings Money market Interest-bearing demand Noninterest-bearing demand Money market 43% Savings 7% Time deposits 7% Noninterest- bearing demand 24% Interest- bearing demand 19% DEPOSIT PORTFOLIO – QUARTERLY TRENDS Loan to Deposit Ratio Deposit Mix – 4Q 2016 (Average) Average Quarterly Deposits $20.6 $20.6 $20.3 $21.4 ($ in billions) $21.7 89% 93% 98% 91% 92% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 6

$253 $185 $177 $158 $128 $20 $147 2012 2013 2014 2015 2016 Oil and Gas 1.9% 1.7% 1.5% 1.5% 1.4% 5.6% 5.7% 2012 2013 2014 2015 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY – ANNUAL TRENDS ($ IN MILLIONS) $361 $235 $190 $178 $276 $124 $75 2012 2013 2014 2015 2016 Oil and Gas $84 $39 $15 $30 $6 2012 2013 2014 2015 2016 Oil and Gas Potential Problem Loans – Year End Nonaccrual Loans – Year End Net Charge Offs Allowance to Total Loans / Oil and Gas Loans $302 $351 $178 $275 7 $65 $59 Note: All amounts at or for the year ended

4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Oil and Gas $8 $4 $2 $(4) $3 $13 $19 $22 $6 1.5% 1.4% 1.4% 1.4% 1.4% 5.6% 6.5% 5.6% 5.5% 5.7% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans CREDIT QUALITY – QUARTERLY TRENDS ($ IN MILLIONS) $178 $251 $281 $270 $276 $124 $150 $176 $171 $75 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Oil and Gas $158 $157 $154 $163 $128 $20 $129 $129 $127 $147 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Oil and Gas Potential Problem Loans Nonaccrual Loans Net Charge Offs (Recoveries) Allowance to Total Loans / Oil and Gas Loans $302 $401 $457 $441 $351 $178 $286 $283 $290 $275 $21 $18 $9 $17 8

OIL AND GAS UPDATE $608 $477 $451 $398 $446 $124 $150 $176 $171 $75 $20 $129 $129 $127 $147 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Pass Potential Problem Loans Nonaccrual $752 $756 $756 $696 $668 Period End Loans by Credit Quality Oil and Gas Allowance $42 $49 $42 $38 $38 5.6% 6.5% 5.6% 5.5% 5.7% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Oil and Gas Allowance Oil and Gas Allowance / Oil and Gas Loans ($ in millions) ($ in millions) 9 Total O&G Portfolio Year end December 31, 2016 61 credits ~$1 billion commitments $668 million outstandings 3% of total loans New business in 2016 14 credits $310 million commitments $187 million outstandings 1% of total loans

$626 $646 $681 $676 $707 2012 2013 2014 2015 2016 Net interest income 3.30% 3.17% 3.08% 2.84% 2.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 NET INTEREST INCOME AND MARGIN ANNUAL TRENDS 0.36% 0.24% 0.20% 0.22% 0.32% 2012 2013 2014 2015 2016 Interest-bearing deposit costs Other funding costs 0.40% 0.31% 0.62% 0.40% 0.42% Net interest margin Yield on Interest-earning Assets Net Interest Income & Net Interest Margin Cost of Interest-bearing Liabilities ($ in millions) 3.77% 3.47% 3.32% 3.15% 3.12% 4.07% 3.77% 3.58% 3.40% 3.38% 2.86% 2.59% 2.59% 2.45% 2.34% 2012 2013 2014 2015 2016 Total interest-earning assets Total loans Investments and other 10

2.82% 2.81% 2.81% 2.77% 2.80% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 $169 $171 $176 $178 $178 $2 $1 $1 $1 $2 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Interest recoveries, prepayment fees, & deferred fees Net interest income net of interest recoveries, prepayment fees, & deferred fees 3.14% 3.16% 3.12% 3.09% 3.12% 3.37% 3.41% 3.35% 3.35% 3.40% 2.47% 2.43% 2.38% 2.29% 2.25% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Total interest-earning assets Total loans Investments and other 0.22% 0.30% 0.31% 0.32% 0.33% 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Interest-bearing deposit costs Other funding costs Net interest margin Yield on Interest-earning Assets Net Interest Income & Net Interest Margin NET INTEREST INCOME AND MARGIN QUARTERLY TRENDS ($ in millions) 0.41% 0.45% 0.41% $172 $179 0.39% $177 $171 $180 Cost of Interest-bearing Liabilities 0.42% 11

$218 $222 $225 $253 $261 2012 2013 2014 2015 2016 Fee-based revenue NONINTEREST INCOME – ANNUAL TRENDS ($ IN MILLIONS) $323 $64 $49 $21 $32 $38 $16 $16 $13 $15 $22 2012 2013 2014 2015 2016 Capital market fees, net Mortgage banking, net $47 $44 $44 $75 $81 2012 2013 2014 2015 2016 $316 $291 $329 $353 Insurance Commissions 12 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 1 $80 $65 $34 $47 $60

$8 $4 $4 $9 $12 $9 $5 $4 $4 $7 $8 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Capital market fees, net Portfolio loan sales Mortgage banking, net NONINTEREST INCOME – QUARTERLY TRENDS ($ IN MILLIONS) $62 $65 $67 $66 $63 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Fee-based revenue $92 $83 $83 $82 Insurance Commissions $18 $21 $22 $19 $18 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 13 $95 $13 $8 $8 $25 $20 1 – Fee-based revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 1

$381 $397 $390 $405 $415 2012 2013 2014 2015 2016 Personnel NONINTEREST EXPENSE – ANNUAL TRENDS ($ IN MILLIONS) $685 $67 $75 $80 $84 $79 2012 2013 2014 2015 2016 $684 $680 $698 $703 Technology and Equipment Efficiency Ratio1 1 – The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the fully tax-equivalent efficiency ratio. 14 73% 71% 70% 70% 67% 71% 69% 69% 68% 65% 2012 2013 2014 2015 2016 Federal Reserve Fully tax-equivalent

$15 $14 $13 $15 $14 $8 $8 $7 $5 $6 $15 $12 $14 $13 $13 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Other Business development and advertising Occupany $100 $101 $102 $104 $107 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 Personnel NONINTEREST EXPENSE – QUARTERLY TRENDS ($ IN MILLIONS) 1 – FTE = Average full time equivalent employee FTE1 Trend $176 $174 $174 $175 4,378 4,374 4,415 4,477 4,439 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 $179 15 $37 $34 $33 $33 $33

2017 OUTLOOK Balance Sheet Management  Mid-to-high single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  Stable to improving NIM trend, assuming additional Federal Reserve action to raise rates Fee Businesses  Improving fee-based and capital markets revenues  Declining mortgage banking  Increasing tax credit investment activity Expense Management  Approximately 1% higher than the prior year  Continued improvement to our efficiency ratio Capital & Credit Management  Continue to follow stated corporate priorities for capital deployment  Expected to adjust with changes to risk grade, other indications of credit quality, and loan volume 16 This outlook reflects a similar economy to what we experienced in 2016 and includes our expectation of two interest rate increases in 2017. It does not reflect any changes to the regulatory environment or to corporate tax rates. We may adjust our outlook if, and when, we have more clarity on any one, or more, of these factors.

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS

Efficiency Ratio	2012	2013	2014	2015	2016
Federal Reserve efficiency ratio	73.21%	71.14%	70.29%	69.96%	66.95%
Fully tax-equivalent adjustment	(1.59)	(1.45)	(1.35)	(1.41)	(1.29)
Other intangible amortization	(0.44)	(0.42)	(0.39)	(0.31)	(0.20)
Fully tax-equivalent efficiency ratio	71.18%	69.27%	68.55%	68.24%	65.46%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources.

Fee-based Revenue ($ millions)	2012	2013	2014	2015	2016	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016
Trust service fees	$41	$46	$49	$49	$47	$12	$12	$12	$12	$12
Service charges on deposit accounts	69	70	69	66	67	17	16	16	18	16
Card-based and other nondeposit fees	46	47	47	48	50	11	12	13	13	13
Insurance commissions	47	44	44	75	81	18	21	22	19	18
Brokerage and annuity commissions	15	15	16	15	16	4	4	4	4	4
Total Fee-based revenue	$218	$222	$225	$253	$261	$62	$65	$67	$66	$63
Other	105	94	66	76	92	21	18	15	29	29
Total noninterest income	$323	$316	$291	$329	$353	$83	$83	$82	$95	$92

17